Exhibit 10.23

FORM OF FIRST SUPPLEMENTAL INDENTURE

First Supplemental Indenture (this “Supplemental Indenture”), dated as of November         , 2016, among Hilton Grand Vacations Borrower LLC, a Delaware limited liability company (the “Issuer”), Hilton Grand Vacations Borrower Inc., a Delaware corporation (the “Co-Issuer” and, together with the Issuer, the “Issuers”), the Guarantors party to the Indenture (as defined below) from time to time and Wilmington Trust, National Association, a national banking association, as trustee (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Issuers have heretofore executed and delivered to the Trustee an Indenture, dated as of October 24, 2016 (the “Original Issue Date”) (as amended, supplemented or otherwise modified, the “Indenture”) providing for the issuance on such date of an unlimited aggregate principal amount of 6.500% Senior Notes due 2024 (the “PHRI Notes”) to Park Hotels & Resorts Inc., a Delaware corporation (“PHRI”), in connection with the Issuer Capitalization;

WHEREAS, Section 9.07 of the Indenture provides that if, following the Original Issue Date, in connection with the marketed offering of all of the then outstanding PHRI Notes (such marketed PHRI Notes, the “Marketed Notes”), the terms agreed to in connection the offering of such Marketed Notes as set forth in the final offering memorandum dated November 18, 2016, relating to the Notes (the “Offering Memorandum”), differ from the terms of the PHRI Notes as set forth in the PHRI Notes or in the Indenture, then the Issuers, the Guarantors and the Trustee shall, on or prior to the Reset Date, amend or supplement the Indenture, any Guarantees and the Notes with effect from the Reset Date to conform the text of the Indenture, the Guarantees and the Notes to the “Description of the Notes” section of the Offering Memorandum, subject to the conditions described in Section 9.07 of the Indenture;

WHEREAS, pursuant to Section 9.07 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of the Holders.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually covenant and agree for the equal and ratable benefit of the Holders as follows:

(1) Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

(2) Amendments. Each of the following amendments shall be effective as of the Reset Date, which is the date of this Supplemental Indenture.

(a) Clause (a)(ii) of the defined term “EBITDA” in Section 1.01 of the Indenture is hereby amended and restated in its entirety to read as follows:

“(ii) Fixed Charges of such Person for such period (including (x) net losses on Hedging Obligations or other derivative instruments entered into for the purpose of hedging interest rate risk, (y) bank fees and other financing fees and (z) costs of surety bonds in connection with financing activities, plus amounts excluded from Consolidated Interest Expense as set forth in clauses (a)(q) through (w), (y) and (z) in the definition thereof); plus”

(b) Section 3.07(c) of the Indenture is hereby amended by replacing the table in such Section in its entirety with the following table:

Year	Percentage

2021	103.063%
2022	101.532%
2023 and thereafter	100.000%

(c) Section 4.07(b)(xvii) of the Indenture is hereby amended and restated in its entirety to read as follows:

“(xvii) (A) the Spin-Off Transaction and (B) the distribution (or other Restricted Payment) by the Issuer to its immediate parent of (i) the cash proceeds from the term loans under the Credit Agreement and from additional borrowings under the Timeshare Facility and (ii) an additional amount of cash to the extent the balance of available cash (including restricted cash) as of the date of the Spin-Off exceeds $125.0 million;”

(d) The Indenture is hereby amended by replacing each reference to “6.500% Senior Notes due 2024” with “6.125% Senior Notes due 2024.”

(e) The form of Note set forth in Exhibit A-1 to the Indenture is hereby amended by:

(i) replacing each reference to “6.500% Senior Notes due 2024” in such Exhibit A-1 with “6.125% Senior Notes due 2024”;

(ii) replacing the reference to “6.500%” in Section 1 of the reverse of such form of Note with “6.125%”;

(iii) replacing the table in Section 5(c) on the reverse of such form of Note in its entirety with the following table:

Year	Percentage

2021	103.063%
2022	101.532%
2023 and thereafter	100.000%

(iv) replacing each reference to “CUSIP [–]” with “CUSIP [43283QAA8][U4328TAA8]” and each reference to “ISIN [–]” with “ISIN [US43283QAA85][USU4328TAA89].”

(f) Annex A to the form of Certificate of Transfer set forth in Exhibit B to the Indenture is hereby amended by:

(i) replacing each reference to “[        ] 144A Global Note (CUSIP: [–])” with “[        ] 144A Global Note (CUSIP: 43283QAA8)”; and

(ii) replacing each reference to “[        ] Regulation S Global Note (CUSIP: [–])” with “[        ] Regulation S Global Note (CUSIP: U4328TAA8).”

(3) Notices. All notices or other communications to the parties hereto shall be given as provided in Section 12.02 of the Indenture.

(4) Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

(6) No Recourse Against Others. No past, present or future director, officer, employee, incorporator, or direct or indirect member, partner or stockholder of the Parent, any Issuer or any Guarantor shall have any liability for any obligations of the Issuers or the Guarantors under the Notes, any Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

(7) Governing Law. THIS SUPPLEMENTAL INDENTURE, AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS SUPPLEMENTAL INDENTURE, WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(8) Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. This Supplemental Indenture may be executed in multiple counterparts which, when taken together, shall constitute one instrument. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmissions shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(9) Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

(10) The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein. This Supplemental Indenture is executed and accepted by the Trustee subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee with respect hereto. For the avoidance of doubt, the Trustee is entering into this Supplemental Indenture at the request of the Issuers in accordance with Section 9.07 of the Indenture.

(11) Successors. All agreements of the Issuers and the Guarantors in this Supplemental Indenture shall bind its Successors, except as otherwise provided in this Supplemental Indenture. All agreements of the Trustee in this Supplemental Indenture shall bind its successors.

(12) Conflicts. If there is any conflict or inconsistency between the Indenture and this Supplemental Indenture, the provisions of this Supplemental Indenture shall control.

[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first above written.

HILTON GRAND VACATIONS BORROWER LLC, as Issuer

By:
Name:
Title:

HILTON GRAND VACATIONS BORROWER INC., as Co-Issuer

By:
Name:
Title:

HILTON GRAND VACATIONS INC., as Guarantor

By:
Name:
Title:

HILTON GRAND VACATIONS PARENT LLC, as Guarantor

By:
Name:
Title:

HILTON RESORTS CORPORATION, as Guarantor

By:
Name:
Title:

48TH STREET HOLDING LLC, as Guarantor

By:
Name:
Title:

GRAND VACATIONS REALTY, LLC, as Guarantor

By:
Name:
Title:

GRAND VACATIONS SERVICES LLC, as Guarantor

By:
Name:
Title:

GRAND VACATIONS TITLE, LLC, as Guarantor

By:
Name:
Title:

HILTON GRAND VACATIONS CLUB, LLC, as Guarantor

By:
Name:
Title:

HILTON GRAND VACATIONS COMPANY, LLC, as Guarantor

By:
Name:
Title:

HILTON GRAND VACATIONS FINANCING, LLC, as Guarantor

By:
Name:
Title:

HILTON GRAND VACATIONS MANAGEMENT, LLC, as Guarantor

By:
Name:
Title:

HILTON KINGSLAND 1, LLC, as Guarantor

By:
Name:
Title:

HILTON RESORTS MARKETING CORP., as Guarantor

By:
Name:
Title:

HILTON TRAVEL, LLC, as Guarantors

By:
Name:
Title:

HRC ISLANDER LLC, as Guarantors

By:
Name:
Title:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title: